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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 1, 2004


                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Michigan                      000-50301                42-1591104
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)


           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 548-2900


                                 Not Applicable
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.04.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
            BENEFIT PLANS.

         Registrant issued a notice to its directors and executive officers notifying them that the Peoples State Bank 401(k), Profit Sharing and Employee Stock Ownership Plan is changing its record keeper and that, as a result of this change, there will be a blackout period, effective immediately and ending September 20, 2004, during which they will be prohibited from engaging in any transactions in equity securities of the Registrant acquired in connection with service to or employment with the Registrant. The notice is attached hereto as
Exhibit 99.1 to this report and incorporated herein by reference.

                                     Page 2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PSB GROUP, INC.


Dated: August 31, 2004               By:  /s/Robert L. Cole
                                          --------------------------------------
                                          Robert L. Cole
                                          President and Chief Executive Officer


                                     Page 3

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                                 EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION

EX - 99.1               Notice dated August 31, 2004